UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): February 23, 2018

M III ACQUISITION CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-37796	47-4787177
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3 Columbus Circle 15th Floor New York, New York	10019
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 716-1491

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐         Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐         Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On February 23, 2018, M III Acquisition Corp. (the “Company”) issued a press release announcing that it has moved the special meeting (the “Special Meeting”) at which the Company’s stockholders will vote on, among other things, the business combination (the “Business Combination”) with IEA Energy Services LLC (together with its subsidiaries, “IEA”) described in the proxy statement filed with the Securities and Exchange Commission (the “SEC”) on February 9, 2018 (the “Proxy Statement”). The record date for the special meeting of February 9, 2018 remains unchanged. A copy of the press release is attached here as Exhibit 99.1 and is incorporated herein by reference.

Additional Information

The Business Combination has been submitted to stockholders of the Company for their approval. In connection with that approval, the Company has filed the Proxy Statement containing information about the Business Combination and the respective businesses of the Company and IEA. Stockholders are urged to read the Proxy Statement because it contains important information. Stockholders will be able to obtain a free copy of the Proxy Statement, as well as other filings containing information about the Company, without charge, at the SEC’s website (www.sec.gov) or by calling 1-800-SEC-0330. Copies of the Proxy Statement and other filings with the SEC can also be obtained, without charge, by directing a request to M III Acquisition Corp., 3 Columbus Circle, 15th Floor, New York, NY 10019, (212) 716-1491.

The Company, IEA and their respective directors and executive officers may be deemed to be participants in the solicitations of proxies from the Company’s stockholders in respect of the proposed transaction. Information regarding the Company’s directors and executive officers, additional participants in the proxy solicitation and a description of their direct and indirect interests is contained in the Proxy Statement.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits. The following exhibits are being filed herewith:

Exhibit No.	Description
99.1	Press Release, dated February 23, 2018.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 23, 2018

M III ACQUISITION CORP.

By:	/s/ Mohsin Y. Meghji
Name:	Mohsin Y. Meghji
Title:	Chairman and Chief Executive Officer